UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 23, 2021

(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NY	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 23, 2021, the Board of Directors (the “Board”) of Paychex, Inc. (the “Company” or “Paychex”) announced that, effective December 1, 2021, Martin Mucci will assume an additional role as Chairman of the Board, succeeding B.Thomas Golisano. Mr. Mucci will continue to serve as Chief Executive Officer, a role he has held since September 2010. There was no change to Mr. Mucci’s compensation arrangement as a result of his appointment. Mr. Golisano will remain on the Board as a Director of the Company.

Paychex also announced the promotion of John B. Gibson, Jr., aged 55, to the role of President and Chief Operating Officer, effective December 1, 2021. Mr. Gibson joined Paychex as Senior Vice President of Service in 2013 and has led the service and operations of all Paychex business divisions. In addition to his previous responsibilities, Mr. Gibson will now lead the daily operations of the company including Sales, Marketing, and Product Management.

In addition to a one-time equity award with a grant date value of $250,000, to be granted with the Company’s normal vesting requirements, Mr. Gibson received an annual base salary increase to $600,000 and target bonus increase to 125% of annual base salary. Mr. Gibson will continue to participate in the same compensation and benefit arrangements available to other officers of Paychex. There is no other arrangement or understanding between Mr. Gibson and any other persons as it relates to his appointment. Mr. Gibson has no family relationships with any of our directors or executive officers and he has not been a participant, or had any interest, in any transaction with Paychex that is reportable under Item 404(a) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Description

Exhibit 99.1	Press Release of Paychex, Inc. dated November 23, 2021

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date:	November 23, 2021	/s/ Martin Mucci
Martin Mucci
President and Chief Executive Officer